Exhibit 31.2

CERTIFICATION PURSUANT TO EXCHANGE ACT

RULE 13a-14(a)/15d-14(a), AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tommy Law, certify that:

1. I have reviewed this Form 10-K/A of NovaBay Pharmaceuticals, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 29, 2024

/s/ Tommy Law
Tommy Law
Interim Chief Financial Officer
(principal financial officer)